Supplement to the

PAS International Fund of Funds®,
PAS Small Cap Fund of Funds®,
PAS U.S. Opportunity Fund of Funds®,
PAS Income Opportunities Fund of FundsSM,
and PAS Core Income Fund of FundsSM

Funds of Fidelity Rutland Square Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2008

The following information replaces similar information found in the "Management Contracts" section on page 32.

The following table provides information relating to other accounts managed by Mr. En as of February 29, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1,692	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 156	$ 11,185	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes PAS U.S. Opportunity ($156 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of February 29, 2008, the dollar range of shares of PAS U.S. Opportunity beneficially owned by Mr. En was none.

PFOFB-08-01 September 10, 2008
1.877135.100